Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD PFAS in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date perfluoroalkyl and polyfluoroalkyl substances

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • • •

• • • • (dollars in millions, except per share amounts) Q4'23 Q4'22 Change Net Sales $1,060.0 $1,169.6 -9% Gross margin 50.6% 50.4% +20 bps SG&A percent of net sales 38.2% 34.6% +360 bps Operating income $113.1 $155.4 -27% Operating margin 10.7% 13.3% -260 bps Net income $93.3 $125.7 -26% Diluted EPS $1.55 $2.02 -23%

• • • • •

• • • • • • • • • • •

• • • • • •

• • •

• • • • • •

• • • • • • • • • • • •

• • • • • • • • • • • • • • •

• • • • • • • • • • • • • • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company™

CFO Commentary and Financial Review

Fourth Quarter 2023

February 1, 2024



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally, the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer
DTC.com	DTC e-commerce
DTC B&M	DTC brick & mortar
y/y	year-over-year
U.S.	United States
LAAP	Latin America and Asia Pacific
EMEA	Europe, Middle East and Africa
SG&A	selling, general & administrative
EPS	earnings per share
bps	basis points
"+" or "up"	increased
"-" or "down"	decreased
LSD%	low-single-digit percent
MSD%	mid-single-digit percent
HSD%	high-single-digit percent
LDD%	low-double-digit percent
low-20%	low-twenties percent
mid-30%	mid-thirties percent
high-40%	high-forties percent
"$##M"	in millions of U.S. dollars
"$##B"	in billions of U.S. dollars
c.c.	constant-currency
M&A	mergers & acquisitions
FX	foreign exchange
~	approximately
H#	First half, second half
Q#	Quarter 1, 2, 3, 4
YTD	Year-to-date
PFAS	perfluoroalkyl and polyfluoroalkyl substances

Columbia
Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



Q4'23 KEY HIGHLIGHTS

Q4'23 FINANCIAL RESULTS COMPARED TO Q4'22

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$1,060M	50.6%	10.7%	$1.55
-9%	+20 bps	-260 bps	-23%

Q4'23 Highlights:

- The decline in net sales primarily reflects earlier shipment of Fall '23 wholesale orders in Q3'23 compared to late shipment of Fall '22 wholesale orders in Q4'22, as well as lower U.S. DTC net sales.
- Net sales were at the low-end of our guidance range and operating income was below plan, reflecting the compounding effects of a challenging U.S. environment and a warm winter.
- Operating margin pressure reflects SG&A expense deleverage impacted by lower net sales, partially offset by lower impairment charges related to prAna and gross margin expansion.
- Year-end inventory decreased 27% y/y.
- Exited the quarter with $764.5M of cash, cash equivalents and short-term investments, and no borrowings.

Q4'23 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q4'23	Q4'22	Change
Net Sales	$1,060.0	$1,169.6	-9%
Gross margin	50.6%	50.4%	+20 bps
SG&A percent of net sales	38.2%	34.6%	+360 bps
Operating income	$113.1	$155.4	-27%
Operating margin	10.7%	13.3%	-260 bps
Net income	$93.3	$125.7	-26%
Diluted EPS	$1.55	$2.02	-23%

Commentary on Q4'23 financial results vs last year:

- Net sales reflects declines in Canada (-29%), the U.S. (-12%), and EMEA (-2%), partially offset by growth in LAAP (+7%). Declines in Canada, the U.S. and EMEA largely reflect a lower portion of Fall '23 orders shipping in Q4 compared to last year.
- The largest drivers of gross margin expansion included lower inbound freight costs and a higher proportion of DTC sales, which more than offset the negative impact of inventory reduction efforts across our DTC and wholesale businesses.
- SG&A expenses were flat y/y, as higher DTC expenses were offset by lower variable demand creation and incentive compensation expenses.
- Operating income included an impairment charge of $25.0M related to prAna, which negatively impacted diluted EPS by $0.31. Q4'22 operating income included an impairment charge of $35.6M, which negatively impacted diluted EPS by $0.43.

Q4'23 NET SALES OVERVIEW

Q4'23 NET SALES AND GROWTH VS. Q4'22

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

-9% (-9% c.c.)
$823M

FOOTWEAR:

-12% (-13% c.c.)
$237M

- Weather dependent categories such as outerwear and boots were negatively impacted by a warm winter.

BRAND PERFORMANCE

Columbia
-7% (-8% c.c.)
$891M

SOREL
-18% (-19% c.c.)
$116M

prAna
-29% (-29% c.c.)
$23M

MOUNTAIN HARDWEAR
-11% (-12% c.c.)
$30M

- All brands had a lower portion of Fall '23 shipments in Q4 compared to last year, which negatively impacted wholesale sales.
- SOREL, prAna and Columbia DTC net sales declined, while Mountain Hardwear DTC net sales increased.

CHANNEL PERFORMANCE

WHOLESALE:

-17% (-17% c.c.)
$429M

DTC:

-4% (-4% c.c.)
$631M

- Wholesale declines primarily driven by a lower portion of Fall '23 shipments in Q4 and, to a lesser extent, lower retailer demand.
- DTC B&M +3%, DTC.com -13%

Q4'23 REGIONAL NET SALES PERFORMANCE

Q4'23 NET SALES AND GROWTH VS. Q3'22



CANADA
-29% (-29% c.c.)
$65M
U.S.
-12% (-12% c.c.)
$689M
EMEA
-2% (-7% c.c.)
$131M
LAAP
+7% (+7% c.c.)
$175M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: down high-teens%**, primarily reflecting a lower portion of Fall '23 orders shipped in Q4 compared to last year
- **DTC: down HSD%** (DTC B&M relatively flat, DTC.com down high-teens%)
- The company had 161 stores (143 outlets, 18 branded) exiting Q4'23 vs. 156 stores (138 outlet, 18 branded) exiting Q4'22
- In addition, as part of our plan to reduce excess inventory, the Company operated 34 temporary clearance locations exiting Q4'23

LAAP

- **Japan: up LSD%** (up MSD% c.c.), led by shipment of higher Fall '23 orders
- **China: up high-teens%** (up high-teens% c.c.), benefitting from strong consumer demand
- **Korea: down HSD%** (down low-teens% c.c.), due to planned DTC door closures and efforts to reset the business to support long-term growth
- **LAAP distributor: up low-20%**, on earlier shipment of Spring '24 orders

EMEA

- **Europe-direct: up MSD%** (down LSD% c.c.), reflecting a lower portion of Fall '23 orders shipped in Q4 compared to last year, partially offset by healthy DTC growth
- **EMEA distributor: down low-20%**, primarily reflecting a lower portion of Fall '23 orders shipped in Q4

Canada

- **-29% (-29% c.c.)**, as a lower portion of Fall '23 orders shipped in Q4 compared to last year was partially offset by DTC growth

Q4'23 GROSS MARGIN BRIDGE

Q4'23 gross margin expanded 20 bps y/y to 50.6%


50.4%
50.6%
Q4'22
Channel Profitability
Channel & Region Mix
FX
Other
Q4'23

Primary Gross Margin Tailwinds

- **Other:** includes the benefit from lower inbound freight costs
- **Channel & Region Sales Mix:** a higher proportion of DTC sales, which generally carry higher gross margins

Primary Gross Margin Headwinds

- **Channel Profitability:** lower DTC margins primarily due to increased clearance and promotional activity
- **Channel Profitability:** lower wholesale margins, reflecting actions to reduce excess inventory
- **Other:** changes in inventory provisions
- **FX:** unfavorable effects from foreign currency hedge rates

Q4'23 SG&A BRIDGE VS LAST YEAR

SG&A expenses were approximately flat y/y


$405.1 M
$404.8 M
Q4'22
Omni-Channel
Incentive Comp.
Demand Creation
Other
Q4'23

Q4'23 SG&A expenses were 38.2% of net sales compared to 34.6% in Q4'22

SG&A expenses primarily reflect lower variable expenses driven by changes in sales volume, offset by inflationary pressures and investments to support growth strategies.

Primary SG&A Expense Increases

- **Omni-channel:** including higher brick & mortar expenses related to new stores and temporary clearance locations

Primary SG&A Expense Reductions

- **Incentive Comp:** y/y changes in accrued incentive compensation
- **Demand Creation:** represents 6.6% of net sales in Q4'23 vs. 6.4% in Q4'22

2023 KEY HIGHLIGHTS

2023 FINANCIAL RESULTS COMPARED TO 2022

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$3.49B	49.6%	8.9%	$4.09
+1%	+20bps	-240bps	-17%

2023 Highlights:

- Net sales growth was driven by international markets, led by LAAP (+10%), EMEA (+7%) and Canada (+3%), partially offset by the U.S. (-3%). By brand, the Columbia brand was up 2%, partially offset by prAna (-21%), Mountain Hardwear (-7%), and SOREL (-3%).
- The largest driver of gross margin expansion was lower inbound freight costs, which more than offset the negative impact of inventory reduction efforts across our wholesale and DTC businesses.
- SG&A expenses increased 9%, primarily driven by higher DTC, supply chain, enterprise technology and demand creation expenses.
- 2023 operating income declined 21% y/y
- Operating income included an impairment charge of $25.0M related to prAna, which negatively impacted diluted EPS by $0.31. 2022 operating income included an impairment charge of $35.6M.
- The Company repurchased $184.0M of common stock during the year.

BALANCE SHEET OVERVIEW

Balance Sheet as of December 31, 2023

Cash, Cash Equivalents, and Short-term Investments

$765M

Cash, cash equivalents and short-term investments totaled $764.5M, compared to $431.0M as of December 31, 2022.

Inventory

-27%

Inventories -27% y/y to $746.3M, driven by lower inventory buys and the sale of excess inventory.

We were pleased with our efforts to profitably reduce excess inventory levels during 2023. Our fleet of outlet stores, including temporary clearance locations, were the primary mechanism used to liquidate inventory.

We believe older season inventories represent a manageable portion of our total inventory mix.



CAPITAL OVERVIEW

2023 Net Cash Flow Provided by Operations

$636M

Net cash flow provided by operating activities was $636.3M, compared to net cash flow used in operating activities of $25.2M for the same period in 2022. The largest driver of improvement in operating cash flows was a reduction in inventory.

2023 Capital Expenditures

$55M

Capital expenditures totaled $54.6M compared to $58.5M for the same period in 2022.

2023 Share Repurchases

$184M

The Company repurchased 2,377,962 shares of common stock for an aggregate of $184.0M (based on trade date), for an average price per share of $77.39.

Dividends

$0.30

The Board of Directors approved a regular cash dividend of $0.30 per share, payable on March 22, 2024, to shareholders of record on March 8, 2024.



2024 FINANCIAL OUTLOOK

The Company's 2024 Financial Outlook and the underlying assumptions are forward-looking in nature, and the forward-looking statements reflect our expectations as of February 1, 2024 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" above. These risks and uncertainties limit our ability to accurately forecast results. The following forward-looking statements include the aspects of the profit improvement program planned for execution in in 2024.

	2024 Financial Outlook	Outlook compared to 2023
Net sales	$3.35B to $3.42B	-4.0% to -2.0%
Gross margin	50.6% to 51.1%	approximately 100 bps to 150 bps expansion
SG&A percent of net sales	43.2% to 43.5%	260 bps to 290 bps deleverage
Operating margin	7.6% to 8.4%	130 bps to 50 bps deleverage
Operating income	$256M to $288M	-17% to -7%
Effective income tax rate	24.0% to 25.0%	2023 effective tax rate of 22.9%
Net income	$207M to $231M	-18% to -8%
Diluted EPS	$3.45 to $3.85	-16% to -6%

2024 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales	Anticipated net sales declines primarily reflect:
	• Net sales declines are expected to be led by the SOREL brand down low-20%. Mountain Hardwear is expected to be up MSD%, prAna up LSD%, and the Columbia brand approximately flat.
	• By region, a HSD% decline in Canada and a MSD% decline in the U.S. are expected to be partially offset by growth in LAAP and EMEA.
	• From a channel perspective, DTC is anticipated to grow MSD%, driven by DTC B&M growth, while DTC.com is expected to be approximately flat. Wholesale is anticipated to be down HSD%.
	  • DTC B&M sales growth includes the annualization of new stores opened in 2023, as well as the contribution from 10 net new stores in the U.S., 2 net new stores in Canada, and 4 net new stores in Europe-direct markets planned for 2024.
	  • DTC B&M sales growth also includes the favorable impact of temporary clearance locations.

Gross margin	Anticipated gross margin expansion primarily reflects: • higher channel profitability, reflecting less clearance and promotional activity, as well as lower freight and product input costs; and • a favorable channel and regional sales mix shift; partially offset by • unfavorable FX hedging rates
SG&A expenses	Anticipated SG&A expense growth includes: • higher omni-channel spend, including higher DTC expenses to support new stores and temporary clearance locations; • higher incentive compensation expenses; and • higher enterprise technology expenses, partially offset by • lower supply chain costs, including benefit of lower inventory levels Demand creation as a percent of net sales is anticipated to be 6.0% in 2024, in line with 2023.
Operating income impacts	2024 gross profit and SG&A expenses include the expected benefit of $75M to $90M in profit improvement, net of up to $5M in severance and related costs. This includes the benefits of our Profit Improvement Program as well as the favorable impacts from normalized inventory levels.

2024 ASSUMPTIONS AND H1'24 COMMENTARY

Effective tax rate, interest income and share count	• The full year effective tax rate in our 2024 financial outlook is 24.0% to 25.0%. • Interest income, net is anticipated to be ~$19M • The $3.45 to $3.85 diluted EPS range is based on estimated weighted average diluted shares outstanding of 60.1 million.
Foreign currency	• Foreign currency translation is expected to increase net sales growth by approximately 60 bps. • Foreign currency is expected to have an approximately $0.03 positive impact on diluted EPS, due primarily to favorable foreign currency translational impacts to net sales growth, partially offset by negative foreign currency transactional effects from hedging of inventory production.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to be at least $300M. • Capital expenditures are planned to be between $60M to $80M.
H1'24 commentary	• Net sales of $1,310M to $1,352M, representing a decline of 9% to 6% compared to H1'23. • Gross margin is anticipated to expand modestly in H1'23, as lower inbound freight costs benefits are offset by continued inventory liquidation actions • Operating income of -$12M to $8M, or -0.9% to 0.6% of net sales compared to 4.3% for H1'23. • Diluted EPS is expected to be $0.01 to $0.26, compared to $0.88 for H1'23. Please note Q2 is our lowest volume sales quarter and small changes in the timing of product shipments and expenses can have a material impact on reported results.
Q1'24 commentary	• Net sales of $730M to $753M, representing a decline of 11% to 8% compared to Q1'23. • Gross margin is anticipated to be expand 70 to 110 bps, as lower inbound freight costs benefits are partially offset by continued inventory liquidation actions • Operating income of $16M to $28M, or 2.2% to 3.8% of net sales compared to 6.9% for Q1'23. • Diluted EPS is expected to be $0.30 to $0.45, compared to $0.74 for Q1'23.

PROFIT IMPROVEMENT AND GROWTH ACCELERATION

Profit Improvement Program

Operational Cost Savings
- Cost savings related to normalizing inventory levels
- Supply chain transformation
- Enterprise technology cost structure optimization

Organizational Cost Savings
- At least a 3% to 5% reduction in U.S. corporate personnel costs
- Majority of actions to be completed in Q1'24

Operating Model Improvements
- Streamline decision-making to improve operating efficiency

Indirect Cost Savings
- Strategic sourcing and vendor rationalization on indirect, or non-inventory, spending.

2026 Savings Target:

$125M to $150M

2024 Savings: *$75M to $90M, net of up to $5M in severance and related costs*

Growth Acceleration Strategies

Columbia
- Target new, younger consumers to expand market share in areas we are currently underserving

Product
- Elevate innovation and style, with a focus on more powerful collections
- Streamline color and style counts

Brand Marketing
- Target a more balanced, full funnel approach
- Optimize marketing efficiency

Marketplace
- Focus more on brand story telling and less on promotions
- Improve presentation and fixturing

Emerging Brands
- **SOREL:** refine product offering and marketing strategy
- **MHW:** elevate brand presentations across e-commerce and strategic wholesale partners
- **prAna:** stabilize business and strengthen product and marketing strategies to propel growth in future seasons


APPENDIX

FOURTH QUARTER 2023 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended December 31,					
(In millions, except percentage changes)	Reported Net Sales 2023	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2023[1]	Reported Net Sales 2022	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 689.4	$ —	$ 689.4	$ 780.8	(12)%	(12)%
Latin America and Asia Pacific	174.7	0.6	175.3	164.0	7%	7%
Europe, Middle East and Africa	130.7	(7.2)	123.5	132.8	(2)%	(7)%
Canada	65.2	—	65.2	92.0	(29)%	(29)%
Total	$ 1,060.0	$ (6.6)	$ 1,053.4	$ 1,169.6	(9)%	(10)%
Brand Net Sales:						
Columbia	$ 891.3	$ (5.6)	$ 885.7	$ 961.3	(7)%	(8)%
SOREL	116.3	(1.0)	115.3	142.6	(18)%	(19)%
prAna	22.8	0.1	22.9	32.3	(29)%	(29)%
Mountain Hardwear	29.6	(0.1)	29.5	33.4	(11)%	(12)%
Total	$ 1,060.0	$ (6.6)	$ 1,053.4	$ 1,169.6	(9)%	(10)%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 823.4	$ (4.8)	$ 818.6	$ 900.5	(9)%	(9)%
Footwear	236.6	(1.8)	234.8	269.1	(12)%	(13)%
Total	$ 1,060.0	$ (6.6)	$ 1,053.4	$ 1,169.6	(9)%	(10)%
Channel Net Sales:						
Wholesale	$ 428.9	$ (4.2)	$ 424.7	$ 514.5	(17)%	(17)%
DTC	631.1	(2.4)	628.7	655.1	(4)%	(4)%
Total	$ 1,060.0	$ (6.6)	$ 1,053.4	$ 1,169.6	(9)%	(10)%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

TWELVE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

	Year Ended December 31,	
(In millions)	2023	2022
Net cash provided by (used in) operating activities	$ 636.3	$ (25.2)
Capital expenditures	(54.6)	(58.5)
Free cash flow	$ 581.7	$ (83.7)

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna